Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures
Navient Credit Funding, LLC (the “Company”)
Navient Corporation
Navient Solutions, LLC
Barclays Capital Inc.
J.P. Morgan Securities LLC
RBC Capital Markets, LLC
BofA Securities, Inc.
Credit Suisse Securities (USA) LLC
(together, the “Specified Parties”)
Re: Navient Private Education Refi Loan Trust 2021-F – Data File Procedures
We have performed the procedures described below on the specified attributes in an electronic data file entitled “2021-F Loan Tape Formatted 1B.xlsx” (the “Data File”), provided by the Company on August 17, 2021, containing information on 15,651 student loans (the “Student Loans”) as of August 11, 2021 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering by Navient Private Education Refi Loan Trust 2021-F. The Company is responsible for the specified attributes in the Data File.
The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.
The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.
Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:
•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts were within $1.00, “First Payment Dates” were within two (2) days, and “Remaining Terms” were within one (1) month.
•
The term “FDR System” means the Company’s internal servicing system containing certain information such as interest rate, loan status, first payment date, original loan balance, current loan balance, and original maturity date related to the Selected Student Loans (defined below).

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

•	The term “CARES System” means the Company’s internal servicing system containing certain information regarding the financial history of the Selected Student Loans.
•
The term “Earnest Internal Tool Account Number Page” means a screenshot containing certain information from the Company’s internal loan account overview system (e.g. repayment schedule, payment history, interest rate, original loan balance, etc.) for the Selected Student Loans.

•
The term “Verify Report Page” means a screenshot containing certain information from the Company’s internal application verification tool such as: school type, school name, and school degree for the Selected Student Loans.

•
The term “Application Underwriting Snapshot Page” means a screenshot containing information from the Company’s internal application underwriting tool related to education degree and school name for the Selected Student Loans.

•
The term “Title IV Federal School Code List” means a listing identifying schools in the United States participating in the Title IV federal student aid programs that we were instructed by the Company to download from the “Federal Student Aid Website” (https://ifap.ed.gov/ilibrary/document-types/federal-school-code-list).

•
The term “Accredited Programs List” means a listing identifying accredited schools issued by the U.S. Department of Education’s Office of Post-secondary Education (OPE) that we were instructed by the Company to download from the “Database of Accredited Postsecondary Institutions and Programs Website” (https://ope.ed.gov/accreditation/) and the “International Schools That Participate in the Federal Student Loan Programs” (https://studentaid.gov/understand-aid/types/international#participating-schools).

•	The term “Amortized Payment History Schedule” means a schedule of the payment history information of certain Selected Student Loans extracted from the FDR System.
•
The term “FNI Data Supplement” means an electronic file that the Company informed us was extracted from the FDR System, containing certain information such as school type, school name, and school degree for the Selected Student Loans.

•	The term “Loan Files” means the following information sources provided by the Company:
–	Loan Agreement
–	Earnest Internal Tool Account Number Page
–	Verify Report Page
–	Application Underwriting Snapshot Page
–	Title IV Federal School Code List
–	Accredited Programs List
–	Amortized Payment History Schedule
–	FNI Data Supplement
–	“Principal” field in the CARES System, and
–
the following screens in the FDR System: #BS Screen, #BS1 Screen, #BS3 Screen, #BS5 Screen, #CDS Screen, #CIS Screen, #CMS Screen, #CSS Screen, #CU4 Screen, #EDH Screen, #ED2 Screen, #NM AF Screen, #NM CC Screen, #NM CS Screen, #NM ST Screen, #NPO Screen, #NM SA2 Screen, #NM MN Screen, #NM LL Screen, and #HDI Screen.

2

The Loan Files was represented by the Company to be a copy of the original Loan Files or electronic records contained within the respective system or website.
•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, methodology, or value, as described in Exhibit C.
•	The term “Provided Information” means the Loan Files and Instructions.
The procedures we were instructed by the Company to perform and the associated findings are as follows:
A.
We randomly selected a sample of Student Loans from the Data File, utilizing a confidence level of 95.0%, an expected error rate of 3.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%. The selection criteria resulted in a sample of 359 Student Loans (the “Selected Student Loans,” as listed in Exhibit A attached hereto).

B.
For each Selected Student Loan, we compared or recomputed the specified attributes listed below to or using the corresponding information included in the Loan Files, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Loan Files or the inability to agree the indicated information from the Data File to the Loan Files for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Loan Files documents are listed in the order of priority.

Attributes	Loan Files/Instructions

Loan Number	For “Earnest Refi” loans: Earnest Internal Tool Account Number Page or “ACCOUNT NUMBER” field on #CU4 Screen For “Navi Refi” loans: “ACCOUNT NUMBER” field on #CU4 Screen

Loan Type	For “Earnest Refi” loans: Loan Agreement, Earnest Internal Tool Account Number Page For “Navi Refi” loans: “CURRENT STRATEGY” field on #NM ST Screen, and Instructions

Borrower State	”Address” field on #BS1 Screen or any notations related to address changes on #CIS Screen

Interest Rate
“INT RT” column on #EDH Screen, “INT 1%” field and “INT 2%” field in “ORIG STMT VALUES” section on #ED2 Screen, “AUTO PAY FLAG” field on #NM AF Screen, #HDI Screen for interest rate with borrower benefit related information, and “CALC ANN RATE:CASH” field on #NM SA2 Screen

Payment Frequency	“MISC 13” field on #NM CS Screen, “PREV AUTO FLAG” field on #CMS Screen and Instructions

Loan Status
“CURR LOAN STAT” column on #EDH Screen and “MISC FIELD 2” column on #BS3 Screen, notation of status change on #CIS Screen, “ORIG STMT STATUS” field on #ED2 Screen, “FIRST ACTIVE DATE” field on #NM MN Screen, and Instructions

First Payment Date	“RPMT BEGIN DT” field on #EDH Screen or “1st ACTIVE DATE” field on #BS5 Screen

Original Loan Balance	“FINANCIAL INSTITUTION” field on #NM CC Screen

3

Attributes	Loan Files/Instructions

For Selected Student Loans without Original Loan Balance information in the FDR System: “Amount Financed” field in the “Overview” section of the Earnest Internal Tool Account Number Page, “Amount” column corresponding to the “deposit” and the “return_of_proceeds” in the “Type” column of the “Loan Transaction” section of the Earnest Internal Tool Account Number Page

Current Principal Balance
“ACCOUNT BALANCE” column on #CSS Screen, documentation of change that affects the current principal balance on #CIS Screen, “CUR BAL” field on #BS Screen, “FINANCIAL INSTITUTION” field on #NM CC Screen, “RPMT FEE” field or “CAP INT” field on #ED2 Screen, “DISBURSEMENT” and “ADJUSTMENT” fields on #CSS Screen or #CDS Screen or “MEMO TEXT” field on #CMS Screen, “RETRO PROCESSING” field on #ED2 Screen, “Interest Rate” field on #CSS Screen, CYCLE DATE on #EDH Screen, “PAYMENT” fields on #CSS Screen or #CDS Screen, “Principal” field in the CARES system, and Instructions

Original Maturity Date
“MATURITY DT” field on #EDH Screen, “METHOD OVERRIDE END DATE” field using the “RULS MIN PAY (CP PO RM)” field on #NPO Screen, notation of status change on #CIS Screen, and “EQUITY MATURITY DATE” field on #NM LL Screen

Remaining Term	“MATURITY DT” field and “DUE DATE” field on #EDH Screen and Instructions

School Type
For “Earnest Refi” loans: “Degree” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application Underwriting Snapshot Page, and Instructions

For “Navi Refi” loans: “Underwritten Education Is Undergraduate” field in the FNI Data Supplement

School Name
For “Earnest Refi” loans: “Verified School Name” field in the “Educations” section of the Verify Report Page, “Underwritten Education School Name” field in the Application Underwriting Snapshot Page, and Instructions.

For “Navi Refi” loans: “Underwritten Education School Name” field in the FNI Data Supplement.

Observe the School Name appeared in the Title IV Federal Student Aid Programs utilizing the Instructions.

School Degree
For “Earnest Refi” loans: “Degree” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application Underwriting Snapshot Page, and Instructions.

For “Navi Refi” loans: “Underwritten Education Degree” field in the FNI Data Supplement.

Original FICO Score	“EDS SCR01” or “EDS SCR02” field in “FICO INFO” tab on #HDI Screen
4

We found such information to be in agreement except as listed in Exhibit B. Based on the results of the procedures performed, there is a 95.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 15,651 Student Loans does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.
We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.
The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Student Loans, (iii) the reliability or accuracy of the Provided Information, which was used in our procedures, or (iv) matters of legal interpretation.
The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Student Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Student Loans being securitized, (iii) the compliance of the originator of the Student Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Student Loans that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).
The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.
/s/KPMG LLP
Irvine, California
September 9, 2021

5

Exhibit A – The Selected Student Loans

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
1	2021F001	39	2021F039	77	2021F077	115	2021F115	153	2021F153
2	2021F002	40	2021F040	78	2021F078	116	2021F116	154	2021F154
3	2021F003	41	2021F041	79	2021F079	117	2021F117	155	2021F155
4	2021F004	42	2021F042	80	2021F080	118	2021F118	156	2021F156
5	2021F005	43	2021F043	81	2021F081	119	2021F119	157	2021F157
6	2021F006	44	2021F044	82	2021F082	120	2021F120	158	2021F158
7	2021F007	45	2021F045	83	2021F083	121	2021F121	159	2021F159
8	2021F008	46	2021F046	84	2021F084	122	2021F122	160	2021F160
9	2021F009	47	2021F047	85	2021F085	123	2021F123	161	2021F161
10	2021F010	48	2021F048	86	2021F086	124	2021F124	162	2021F162
11	2021F011	49	2021F049	87	2021F087	125	2021F125	163	2021F163
12	2021F012	50	2021F050	88	2021F088	126	2021F126	164	2021F164
13	2021F013	51	2021F051	89	2021F089	127	2021F127	165	2021F165
14	2021F014	52	2021F052	90	2021F090	128	2021F128	166	2021F166
15	2021F015	53	2021F053	91	2021F091	129	2021F129	167	2021F167
16	2021F016	54	2021F054	92	2021F092	130	2021F130	168	2021F168
17	2021F017	55	2021F055	93	2021F093	131	2021F131	169	2021F169
18	2021F018	56	2021F056	94	2021F094	132	2021F132	170	2021F170
19	2021F019	57	2021F057	95	2021F095	133	2021F133	171	2021F171
20	2021F020	58	2021F058	96	2021F096	134	2021F134	172	2021F172
21	2021F021	59	2021F059	97	2021F097	135	2021F135	173	2021F173
22	2021F022	60	2021F060	98	2021F098	136	2021F136	174	2021F174
23	2021F023	61	2021F061	99	2021F099	137	2021F137	175	2021F175
24	2021F024	62	2021F062	100	2021F100	138	2021F138	176	2021F176
25	2021F025	63	2021F063	101	2021F101	139	2021F139	177	2021F177
26	2021F026	64	2021F064	102	2021F102	140	2021F140	178	2021F178
27	2021F027	65	2021F065	103	2021F103	141	2021F141	179	2021F179
28	2021F028	66	2021F066	104	2021F104	142	2021F142	180	2021F180
29	2021F029	67	2021F067	105	2021F105	143	2021F143	181	2021F181
30	2021F030	68	2021F068	106	2021F106	144	2021F144	182	2021F182
31	2021F031	69	2021F069	107	2021F107	145	2021F145	183	2021F183
32	2021F032	70	2021F070	108	2021F108	146	2021F146	184	2021F184
33	2021F033	71	2021F071	109	2021F109	147	2021F147	185	2021F185
34	2021F034	72	2021F072	110	2021F110	148	2021F148	186	2021F186
35	2021F035	73	2021F073	111	2021F111	149	2021F149	187	2021F187
36	2021F036	74	2021F074	112	2021F112	150	2021F150	188	2021F188
37	2021F037	75	2021F075	113	2021F113	151	2021F151	189	2021F189
38	2021F038	76	2021F076	114	2021F114	152	2021F152	190	2021F190

(*) The Company has assigned a unique Loan number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the Loan Numbers.
A-1

Exhibit A – The Selected Student Loans

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
191	2021F191	229	2021F229	267	2021F267	305	2021F305	343	2021F343
192	2021F192	230	2021F230	268	2021F268	306	2021F306	344	2021F344
193	2021F193	231	2021F231	269	2021F269	307	2021F307	345	2021F345
194	2021F194	232	2021F232	270	2021F270	308	2021F308	346	2021F346
195	2021F195	233	2021F233	271	2021F271	309	2021F309	347	2021F347
196	2021F196	234	2021F234	272	2021F272	310	2021F310	348	2021F348
197	2021F197	235	2021F235	273	2021F273	311	2021F311	349	2021F349
198	2021F198	236	2021F236	274	2021F274	312	2021F312	350	2021F350
199	2021F199	237	2021F237	275	2021F275	313	2021F313	351	2021F351
200	2021F200	238	2021F238	276	2021F276	314	2021F314	352	2021F352
201	2021F201	239	2021F239	277	2021F277	315	2021F315	353	2021F353
202	2021F202	240	2021F240	278	2021F278	316	2021F316	354	2021F354
203	2021F203	241	2021F241	279	2021F279	317	2021F317	355	2021F355
204	2021F204	242	2021F242	280	2021F280	318	2021F318	356	2021F356
205	2021F205	243	2021F243	281	2021F281	319	2021F319	357	2021F357
206	2021F206	244	2021F244	282	2021F282	320	2021F320	358	2021F358
207	2021F207	245	2021F245	283	2021F283	321	2021F321	359	2021F359
208	2021F208	246	2021F246	284	2021F284	322	2021F322
209	2021F209	247	2021F247	285	2021F285	323	2021F323
210	2021F210	248	2021F248	286	2021F286	324	2021F324
211	2021F211	249	2021F249	287	2021F287	325	2021F325
212	2021F212	250	2021F250	288	2021F288	326	2021F326
213	2021F213	251	2021F251	289	2021F289	327	2021F327
214	2021F214	252	2021F252	290	2021F290	328	2021F328
215	2021F215	253	2021F253	291	2021F291	329	2021F329
216	2021F216	254	2021F254	292	2021F292	330	2021F330
217	2021F217	255	2021F255	293	2021F293	331	2021F331
218	2021F218	256	2021F256	294	2021F294	332	2021F332
219	2021F219	257	2021F257	295	2021F295	333	2021F333
220	2021F220	258	2021F258	296	2021F296	334	2021F334
221	2021F221	259	2021F259	297	2021F297	335	2021F335
222	2021F222	260	2021F260	298	2021F298	336	2021F336
223	2021F223	261	2021F261	299	2021F299	337	2021F337
224	2021F224	262	2021F262	300	2021F300	338	2021F338
225	2021F225	263	2021F263	301	2021F301	339	2021F339
226	2021F226	264	2021F264	302	2021F302	340	2021F340
227	2021F227	265	2021F265	303	2021F303	341	2021F341
228	2021F228	266	2021F266	304	2021F304	342	2021F342

(*) The Company has assigned a unique Loan number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the Loan Numbers.
A-2

Exhibit B – Exception List

Selected Student Loan Number	Student Loan Number	Attribute	Per Data File	Per Loan Files
229	2021F229	School Name	Fashion Institute of Design & Merchandising	Laboratory Institute of Merchandising

B-1

Exhibit C – Instructions

Attribute	Instructions
Loan Type
For “Navi Refi” loans, Loan Type is considered to be:

•      Fixed rate loan if the “CURRENT STRATEGY” field on the #NM ST Screen begins with “E” or “D,”

•      Variable rate loan if the “CURRENT STRATEGY” field on the #NM ST Screen begins with “V” or “R.”

Payment Frequency
Payment Frequency is considered to be:

•      “Bi-Weekly” if the 45th position of the “MISC 13” field on the #NM CS Screen is “B” or the “PREV AUTO PAY FLAG” field on the #CMS Screen indicates “0,”

•      “Monthly” if the 45th position of the “MISC 13” field on the #NM CS Screen is not “B” or the “PREV AUTO PAY FLAG” field on the #CMS Screen indicates “A” or “J.”

Loan Status
Loan Status is considered to be “active” if:

(i)    the “CURR LOAN STAT” field on the #EDH Screen is “RPMT” and the “MISC FIELD 2” column on the #BS3 Screen is “D0000,”

(ii)    the “CURR LOAN STAT” field on the #EDH Screen is “FORB, FORD, or SSFP” and the “MISC FIELD 2” column on the #BS3 Screen is “P0000”

(iii)   the “STAT” column on the #EDH Screen does not begin with letter “P.” or,

(iv)  the “FIRST ACTIVE DATE” field on the #NM MN Screen is prior to the cutoff date

Current Principal Balance
Compare or recompute the Current Principal Balance as follows (Instructions are listed in order of priority until the attribute was agreed):

a)      Compare to the “ACCOUNT BALANCE” column on the #CSS Screen or documentation of a change that affects the current principal balance on the #CIS Screen.

b)     Compare to the amount in the “CUR BAL” field on the #BS Screen.

c)      Compare to the amount in the “FINANCIAL INSTITUTION” field on the #NM CC Screen.

d)      Recompute the Current Principal Balance as follows:

i.     Add any applicable Repayment Fee (shown under the “RPMT FEE” field on the #ED2 Screen) or applicable Capitalized Interest (shown under the “CAP INT” field on the #ED2 Screen) to the “ACCOUNT BALANCE” column on the #CSS Screen, and subtract any applicable disbursement amount (shown under the “DISBURSEMENT” field on the #CSS Screen or the #CDS Screen), applicable adjustment (shown under the “ADJUSTMENT” field on the #CSS Screen or the #CDS Screen), or

C-1

Attribute	Instructions

 applicable disbursement return amount (shown under the “MEMO TEXT” field on the #CMS Screen);

ii.   Subtract any amount indicated in the “RETRO PROCESSING” field on the #ED2 Screen and any additional principal payment applied after the Cutoff Date, identified by either (1) subtracting the recalculated accrued interest (“Interest Rate” field on the #CSS Screen multiplied by the number of days from the start of the CYCLE DATE on the #EDH Screen to the day before the date of the first Payment under the “PAYMENT” field on the #CSS Screen or the #CDS Screen, multiplied by the “ACCOUNT BALANCE” column on the #CSS Screen) from the first Payment made under the “PAYMENT” field on the #CSS Screen or the #CDS Screen, or (2) under the “Principal” field in the CARES system; and,

iii.   Subtract any principal paid amount in the “PRINCIPAL PAID” field from the Amortized Payment History Schedule after the last transaction date reflected in the #CSS Screen but before the Cutoff Date.

Remaining Term
Recompute as follows:

(i)      Subtract the Cutoff Date from the date one month after the maturity date indicated on the #EDH Screen.

(ii)      Divide the result by the average number of days in a month (i.e., 30.4375).

If the Cutoff Date was later than the due date indicated on the #EDH Screen, subtract one month from (ii).

School Type
For “Earnest Refi” loans, School Type is considered to be “No” (not undergraduate) if the school name in the “underwritten_education_ school_ name” field in the Data File indicates either (i) the underwritten school is a high school or (ii) “NULL” and the “is_parent_plus” field in the Data File indicates “Yes.”

School Name
For “Earnest Refi” loans, School Name is considered to be “NULL” if (i) the school name in the “underwritten_education_school_name” field in the Data File is “NULL,” and (ii) the “is_parent_plus” field in the Data File indicates “Yes.”

School Name appearing in Title IV Federal Aid Programs
Instructions are listed in order of priority until the attribute was agreed:

a)    Compare the school name under the “underwritten_education_school_name” field in the Data File to the corresponding information on the Title IV Federal School Code List.

b)    Compare the U.S. Department of Education’s Office of Postsecondary Education (OPE) code under the “underwritten_ education_opeid” field in the Data File to the “SchoolCode” field in the Title IV Federal School Code List.

C-2

Attribute	Instructions

c)    Observe whether the school name under the “underwritten_education_ school_name” field in the Data File appeared in the “Institution_Name” field in the Accredited Programs List.

d)    Observe whether the school name under the “underwritten_education_ school_name” field in the Data File:

(i)      appears in the “Verified School Name” field in the “Educations” section of the Verify Report Page or “Underwritten Education School Name” field in the Application Underwriting Snapshot Page for “Earnest Refi” loans; or,

(ii)     appears in the “Underwritten Education School Name” field in the FNI Data Supplement for “Navi Refi” loans.

In the event the school name in the “underwritten_education_school_name” field in the Data File indicates the underwritten school is a high school or “NULL,” observe if the “is_parent_plus” field in the Data File indicates “Yes,” which represents Parent Plus loan and therefore the parent’s highest achieved education was used to originate the loan. If the highest achieved education is high school or “NULL,” the parent did not possess a collegiate degree, and there would be no corresponding OPE code for the loan within the Title IV Federal School Code List or Accredited Programs List.

In the event the school name in the “underwritten_education_school_name” field in the Data File indicates the school is a satellite campus, but the Title IV Federal School Code List or the Accredited Programs List designation is not available at the satellite campus level, compare the name of the college or university to which the satellite campus relates to the Title IV Federal School Code List or the Accredited Programs List.

School Degree
For “Earnest Refi” loans, School Degree is considered to be:

•     “Masters” or “MD” if the “Degree” field in the “Educations” section of the Verify Report Page or the “Underwritten Education Degree” field in the Application Underwriting Snapshot Page indicates “medical_other” or “DO,” respectively.

•     “NULL” if (i) the school name in the “underwritten_education_ degree” field in the Data File is “NULL,” and (ii) the “is_parent_plus” field in the Data File indicates “Yes.”

C-3